UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street

Sacramento, CA 95816

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1844

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	MNI(1)	NYSE American LLC(1)

(1)

On February 21, 2020, the NYSE American filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Class A Common Stock of The McClatchy Company. The delisting became effective 10 days after the Form 25 was filed. The deregistration of the Class A Common Stock under section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Following deregistration of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, the Class A Common Stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Beginning on February 16, 2020, the Class A Common Stock was quoted on the OTC Pink Market under the symbol “MNIQQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01	Other Events.

The McClatchy Company (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) extending the deadlines by up to 45 days for filing certain reports made under the Exchange Act.  The Company is relying on the Order with respect to information required in Part III of the Company’s Annual Report on Form 10-K (the “Part III Information”) originally due to be filed on or before April 27, 2020, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2020, which was originally due to be filed on or before May 13, 2020 (the “Form 10-Q” and, together with the Part III Information, the “Reports”).

The Company requires additional time to finalize the Reports primarily due to COVID-19 and the economic uncertainty and market turmoil resulting from this pandemic. The Company is experiencing certain conditions related to COVID-19 such as decreased revenues, order cancellations and supply chain disruptions that indicate the Company’s long-lived assets, including goodwill, need to be tested for impairment as of March 29, 2020. Such conditions and associated accounting and financial reporting implications have placed an increased strain on the Company’s management, accounting and legal personnel. In addition, as previously disclosed, in February 2020, the Company commenced a voluntary restructuring under Chapter 11 of the U.S. Bankruptcy Code. The Company also has been in discussions with the Pension Benefit Guaranty Corporation (the “PBGC”) and other stakeholders regarding the Company’s restructuring and other related matters. The outcome of such negotiations remains uncertain and are impacted by COVID-19 from a logistics perspective given shelter in place and other government-imposed orders. In addition, as previously disclosed, on April 16, 2020, the Company received a proposal from two of its senior secured lenders to acquire the Company.  The restructuring, negotiations with the PBGC and the Board of Director’s evaluation of the bid against other proposals the Company may receive have involved significant resources and have been a priority for the Board of Directors and management. The Company has had to devote a significant amount of time, resources and administrative support to simultaneously support long-lived asset impairment testing, restructuring negotiations and bid evaluation, while also monitoring how the potential outcome of these ongoing processes and any related course of action pursued by the Company may affect the disclosures to be included in the Reports; all of which have been made more difficult due to COVID-19 and its unforeseen disruption on the Company. Notwithstanding the foregoing, the Company expects to file the Part III Information no later than June 11, 2020 (which is 45 days from the original filing deadline of April 27, 2020) and expects to file the Form 10-Q no later than June 27, 2020 (which is 45 days from the original filing deadline of May 13, 2020).

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including statements regarding the expected filing dates of the Reports, the impact of the COVID-19 pandemic, as well as the restructuring and sale process, and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the effects of the Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the proceedings in general; the length of time the Company will operate in the Chapter 11 proceedings; our restructuring efforts rely on coming to terms with multiple parties who may have conflicting interests; the potential adverse effects of Chapter 11 proceedings on the Company's liquidity or results of operations or its ability to pursue its business strategies; increased levels of employee attrition during the Chapter 11 proceedings; we may experience further diminished revenues from advertising as a result of the COVID 19 pandemic than anticipated as this crisis evolves; we may also experience increased costs and other disruptions as a result of COVID 19; we may not achieve our expense reduction targets including efforts related to legacy expense initiatives or may do harm to our operations in attempting to achieve such targets; our operations have been, and will likely continue to be, adversely affected by competition, including competition from internet publishing and advertising platforms; increases in the cost of newsprint; litigation or any potential litigation; geo-political uncertainties; changes in printing and distribution costs from anticipated levels, including changes in postal rates or agreements; changes in interest rates; increased consolidation among major retailers in our markets or other events depressing the level of advertising; competitive action by other companies; and other factors, many of which are beyond our control; as well as the other risks listed in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 29, 2019. These forward-looking statements speak as of the time made and, except as required by law, we disclaim any intention and assume no obligation to update the forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 24, 2020		The McClatchy Company

	By:	/s/ Billie McConkey
Billie McConkey Vice President of People, General Counsel and Corporate Secretary